BEA Strategic Global Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.          Suzanne E. Moran
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
Prof. Enrique R. Arzac          Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
Lawrence J. Fox                 Michael A. Pignataro
DIRECTOR                        SECRETARY
James S. Pasman, Jr.            Wendy S. Setnicka
DIRECTOR                        VICE PRESIDENT
Richard J. Lindquist            AND TREASURER
PRESIDENT AND CHIEF INVESTMENT  Paul Roselli
OFFICER                         ASSISTANT TREASURER
Gregg M. Diliberto
INVESTMENT OFFICER

--------------------------------------------------------
INVESTMENT ADVISER
BEA Associates
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
--------------------------------------------------------
ADMINISTRATOR
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004
Phone 1-800-428-8890
--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND
REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $1,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan is included at the back of this report.

--------------------------------------------------------------------------------

                     BEA Strategic Global Income Fund, Inc.

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 June 30, 1998

BEA STRATEGIC GLOBAL INCOME FUND, INC.

----------
Dear Shareholders:                                                 July 24, 1998

We are pleased to report on the activities of the BEA Strategic Global Income Fund, Inc. (the "Fund") for the six-months ended June 30, 1998 and to discuss our investment strategy.

    At June 30, 1998, the Fund's net asset value ("NAV") was $10.70, compared to an NAV of $10.79 at December 31, 1997. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.36 per share) for the period was 4.16%. For the twelve months ended June 30, 1998 the Fund's total return was 10.64% (based on NAV and assuming reinvestment of dividends of $0.9325 per share).

    At June 30, 1998, $57.0 million was invested in high yield debt securities; $3.6 million in investment-grade debt securities; $18.5 million in emerging-market debt securities; $7.0 million in equity securities, and the balance of $1.5 in cash equivalents. Of the debt securities, the largest concentration (49.9%) was invested in B-rated issues.

THE MARKET: ASIA, AGAIN

    The major influence on financial markets worldwide in the second quarter was the ongoing deterioration of macroeconomic conditions throughout Asia, notably Japan. Not only did the Japanese government fail to respond to growing external pressure for substantive measures to revive the economy, but data announced for the first quarter officially classified the economy as being in recession. A massive sell-off in the yen followed the mid-June announcement.

    As they did in the fourth quarter of 1997, fixed income investors reacted to the news from Asia with a classic "flight to quality" rally that favored high-grade, liquid securities such as U.S. Treasury bonds. High yield generated positive returns despite the market's clear preference for stronger credits, but still underperformed all investment-grade sectors. The Salomon Smith Barney High-Yield Market Index, for example, gained a scant 1.0%. As a result, yield spreads between high yield and comparable Treasury issues widened to 417 basis points from 378 basis points at the end of March.

    Other factors negatively impacted high yield as well:

- The level of new issuance, which for so long had supplied the fuel for the market's buoyant growth, finally became more than investors could comfortably absorb. Total new issuance for the quarter reached a staggering $56.3 billion, up from $49.7 billion in the first quarter.

- The pace of cash inflows into high yield mutual funds slowed. Inflows were sizable at $4.2 billion, but were 46% lower than the $7.8 billion recorded in the first quarter.

- The overall high yield market tended to act more in line with stocks than bonds. With equity investors concerned about Asia and the prospects for an increase in interest rates, this tended to dampen high yield's performance.

- Although most high yield issuers have little direct exposure to Asia, the market was indirectly affected by Asia in two ways. The first was declining sentiment in the equity market. Second was concern that a less favorable environment for stocks would result in fewer new equity issues, which would suggest fewer opportunities for high yield issuers to raise capital.

    Emerging debt markets weakened in response to global conditions and negative investor sentiment. As measured by the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), aggregate emerging debt markets fell 6.0%. Only three markets managed to generate positive returns: Poland, Nigeria and the Philippines. By far, Russia (-20.5%) was the worst performer.

    Spreads on emerging instruments widened in June alone by 100 basis points on average, which we attribute primarily to three factors. First was the sharp sell-off in the yen, and its potentially harmful impact on other Asian nations (prominently China and Hong Kong), the U.S. and global liquidity. Next was Russia, in the form of the falling ruble and increasing external funding needs. Finally, important technical factors (I.E., shrinking liquidity and negative sentiment) were poor.

PORTFOLIO REVIEW

    Exposure to emerging market debt, which accounted for about 20% of total assets at June 30th, impacted the Fund's quarterly performance most negatively. Despite our relatively defensive approach (E.G., modest allocation, shortened maturities, emphasis on higher-quality credits, prudent selling into rallies), the severity of the sell-off in the emerging sector was such that performance suffered regardless.

    In the high yield portion of the portfolio, one of the factors that helped performance during the first quarter meaningfully worked against it in the second quarter. This was our substantial overweighting of the telecommunications sector.

    A significant proportion of telecom high yield debt is in the form of zero-coupon securities that do not pay interest until at least four years after issuance. Because of this latter characteristic and the fact that most zeros have fairly long maturities (I.E., they are more interest-rate sensitive than average and therefore more volatile), zero prices tend to fluctuate much more like stocks than bonds. Since stocks and high yield were relatively weak in the second quarter, then, telecom debt underperformed. The Fund's return suffered disproportionately, as telecom is the largest sector allocation in the portfolio and weighted nearly 40% higher than in the broad high yield market (I.E., the Salomon Smith Barney index).

OUTLOOK: REMAINING POSITIVE ON HIGH YIELD, CAUTIOUS ON EMERGING MARKETS

    HIGH YIELD. In spite of the second-quarter picture that we painted earlier, we see little reason to change our positive view on the high yield market. The economy remains in good shape, and the key macroeconomic indicators of interest rates and inflation are low and should generally stay that way at least over the next few months. We expect that the Federal Reserve will leave interest rates unadjusted, as it has since March 1997.

    That said, we sense rising uncertainty about prospects for the equity market. Stocks are surging to new highs and their valuations are reaching unsustainable levels. The outlook for corporate profitability and earnings, furthermore, is less clear than previously. These factors suggest that activity in the high yield market should become more complicated.

    Our fundamental strategy is unchanged. We continue to favor issues at the higher end of the high yield credit spectrum and are keeping the portfolio most heavily weighted in the telecommunications, cable/media and gaming sectors. In this context we note the announcement in late June of the acquisition of Tele-Communications Inc. (TCI) by AT&T Corp. The AT&T/TCI deal is in line with our expectations for ongoing consolidation activity both in telecom and cable/media, and we anticipate that its effects will continue to be felt in the high yield market into the third quarter.

    INTERNATIONAL. Given our expectation that global factors will continue to drive the performance of most fixed income sectors, we are staying cautious on emerging markets. In addition, we are looking for positive developments out of Asia and Russia, ongoing strength in U.S. equities and improved global liquidity to stabilize the sector. We favor the higher-quality and improving credits in Central Europe and Latin America, particularly Poland, Argentina and Mexico, as they have been relatively successful at managing their economies and finances since the Asian crisis began.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

/s/ Richard J. Lindquist
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

/s/ William W. Priest, Jr.
William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

    *Richard J. Lindquist, who is a member of the Executive Committee and is an Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined BEA Associates on May 1, 1995 as a result of BEA's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining BEA Associates and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist is also President and Chief Investment Officer of BEA Income Fund, Inc.

    William W. Priest, Jr., who is Chairman of the Executive Committee and holds the offices of Executive Director and Chief Executive of BEA Associates, joined BEA Associates in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Income Fund, Inc.; The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
---------

JUNE 30, 1998

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
DOMESTIC SECURITIES (76.4%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (63.8%)
--------------------------------------------------------------------------------------------
-----------------
AUTOMOTIVE (1.6%)
          Cambridge Industries, Inc.
           Series B, Gtd. Sr. Sub. Notes
           10.25%, 7/15/07                                     B3        $     250   $   258,125
          Collins & Aikman Products Co., Inc.
           Series B, Sr. Sub. Notes
           11.50%, 4/15/06                                     B3              250       277,500
          Consorcio G Grupo Dina S.A./ MCII Holdings
           (U.S.A.) , Inc.
           Sr. Secured Discount Notes
           Zero Coupon, 11/15/02                              N/R              400       378,500
          Delco Remy International, Inc.
           Gtd. Sr. Sub. Notes
           10.625%, 8/1/06                                     B2              250       272,500
      (3) Oxford Automotive, Inc.
           Gtd. Sr. Sub. Notes
           10.125%, 6/15/07                                  Caa1              250       263,750
                                                                                     -----------
                GROUP TOTAL                                                            1,450,375
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (4.9%)
      (8) Acme Television, L.L.C./ACME Financial Corp.
           Gtd. Sr. Discount Notes
           0.00%, 9/30/04                                      B3              500       408,750
      (8) Australis Holdings Pty. Ltd. Yankee Sr.
           Secured
           Discount Notes
           0.00%, 11/1/02                                     N/R              250        25,000
          Australis Media Ltd.
           Yankee Units
           15.75%, 5/15/03                                      C              229        22,599
      (8) Capstar Broadcasting Partners, Inc.
           Sr. Discount Notes
           0.00%, 2/1/09                                      N/R              500       380,000
          Digital Television Services, Inc./
           DTS Capital, Inc.
           Series B, Gtd. Sr. Sub. Notes
           12.50%, 8/1/07                                      B3              250       285,625
      (8) EchoStar Communications Corp.
           Gtd. Sr. Discount Notes
           0.00%, 6/1/04                                       B2              300       291,000
          Fox/Liberty Networks L.L.C.
           Sr. Notes
           8.875%, 8/15/07                                     B1              250       253,125
          Pegasus Media & Communications, Inc.
           Series B, Notes
           12.50%, 7/1/05                                      B2              250       282,500
          Sinclair Broadcast Group, Inc.:
           Sr. Sub. Notes
           10.00%, 9/30/05                                     B2              300       322,500
           Gtd. Sr. Sub. Notes
           8.75%, 12/15/07                                     B2              250       255,000
          Spanish Broadcasting System, Inc.
           Sr. Notes
           12.50%, 6/15/02                                     B2              250       282,500

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) United International
           Holdings Inc.
           Series B, Sr. Discount Notes
           0.00%, 2/15/08                                      B3        $     500   $   307,500
          Univision Network Holding L.P.
           Sub. Notes
           Zero Coupon, 12/17/02                              N/R              573       670,498
          Young Broadcasting, Inc.
           Series B, Gtd. Sr. Sub. Notes:
           9.00%, 1/15/06                                      B2              200       207,500
           8.75%, 6/15/07                                      B2              450       470,250
                                                                                     -----------
                GROUP TOTAL                                                            4,464,347
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES & EQUIPMENT (0.3%)
      (3) Iron Mountain Inc.
           Sr. Sub. Notes
           8.75%, 9/30/09                                      B3              250       255,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (6.7%)
          Adelphia Communications Corp.
           Series B, Sr. Notes
           8.375%, 2/1/08                                      B2              200       201,000
          CSC Holdings, Inc.:
           Sr. Sub. Notes
           9.875%, 2/15/13                                     B1              250       276,875
          Century Communications Corp.
           Sr. Notes
           8.75%, 10/1/07                                     Ba3              250       264,375
          Charter Communications Southeast L.P.
           Series B, Sr. Notes
           11.25%, 3/15/06                                     B3              250       275,625
          Comcast Corp.
           Sr. Sub. Notes
           9.125%, 10/15/06                                   Ba3              250       266,250
      (8) Comcast UK Cable Partners Ltd.
           Yankee Sr. Debentures
           0.00%, 11/15/07                                     B2              500       417,500
   (3)(8) DIVA Systems Corp.
           Units
           0.00%, 3/1/08                                      N/R              810       417,150
      (8) Diamond Cable Communications plc
           Yankee Discount Notes
           0.00%, 12/15/05                                   Caa1              300       249,000
      (8) Falcon Holdings Group L.P./
           Falcon Funding Corp.
           Sr. Discount Debentures
           0.00%, 4/15/10                                      B2              500       322,500
          Helicon Group L.P.
           Series B, Sr. Secured Notes
           11.00%, 11/1/03                                     B1              200       215,000
          InterMedia Capital Partners IV
           L.P./InterMedia Partners IV Capital Corp.
           Sr. Notes
           11.25%, 8/1/06                                      B2              250       279,687
          Lenfest Communications, Inc.
           Sr. Sub. Notes
           10.50%, 6/15/06                                     B2              500       582,500

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) Marcus Cable Co.
           Sr. Discount Notes
           0.00%, 12/15/05                                     B3        $     350   $   326,812
      (8)  NTL, Inc.:
           Series B, Sr. Deferred Coupon Notes
           0.00%, 2/1/06                                       B3              500       412,500
           Series B, Sr. Notes
           10.00%, 2/15/07                                     B3              250       268,125
          OpTel, Inc.:
           Series B, Sr. Notes
           13.00%, 2/15/05                                     B3              250       276,250
      (3)  Sr. Notes
           11.50%, 7/1/08                                      B3              500       500,000
          Rifkin Acquisitions Partners L.P.
           Sr. Sub. Notes
           11.125%, 1/15/06                                    B3              250       275,625
      (8) Telewest Communications plc
           Yankee Sr. Sub. Discount Debentures
           0.00%, 10/1/07                                      B1              250       208,125
                                                                                     -----------
                GROUP TOTAL                                                            6,034,899
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CHEMICALS (1.5%)
          Applied Extrusion Technologies, Inc.
           Series B, Sr. Notes
           11.50%, 4/1/02                                      B2              250       265,312
          Huntsman Polymers Corp.
           Sr. Notes
           11.75%, 12/1/04                                     B1              400       441,500
          NL Industries Inc.
           Sr. Secured Notes
           11.75%, 10/15/03                                    B1              150       165,750
      (8)  Sr. Secured Discount Debentures
           0.00%, 10/15/05                                     B2              250       258,750
          Texas Petrochemical Corp.
           Series B, Sr. Sub. Notes
           11.125%, 7/1/06                                     B3              200       219,500
                                                                                     -----------
                GROUP TOTAL                                                            1,350,812
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (0.5%)
          American Architectural
           Products Corp.
           Gtd. Sr. Notes
           11.75%, 12/1/07                                   Caa1              250       260,000
          Presley Companies
           Sr. Notes
           12.50%, 7/1/01                                    Caa3              250       235,000
                                                                                     -----------
                GROUP TOTAL                                                              495,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.4%)
      (8) Coinstar Inc.
           Sr. Discount Notes
           0.00%, 10/1/06                                     N/R              600       498,000
          Holmes Products Corp.
           Gtd. Sr. Sub. Notes
           9.875%, 11/15/07                                    B3              200       206,500
          Jordan Industries, Inc.
           Series B, Sr. Notes
           10.375%, 8/1/07                                     B3              225       230,625
                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
          Playtex Products, Inc.
           Series B, Gtd. Sr. Notes
           8.875%, 7/15/04                                     B1        $     200   $   205,500
          Revlon Consumer
           Products, Corp.
           Series B, Sr. Sub. Notes
           8.625%, 2/1/08                                      B3              250       250,625
          Revlon Worldwide
           (Parent) Corp.
           Series B, Sr. Secured Discount Notes
           Zero Coupon, 3/15/01                                B3              300       232,875
          Signature Brands USA, Inc.
           Sr. Sub. Notes
           13.00%, 8/15/02                                     B3              500       565,625
                                                                                     -----------
                GROUP TOTAL                                                            2,189,750
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.9%)
          Details, Inc.
           Series B. Sr. Sub Notes
           10.00%, 11/15/05                                   N/R              250       252,500
          Flextronics International Ltd.
           Yankee, Series B, Sr. Sub Notes
           8.75%, 10/15/07                                     B2              300       301,875
          Unisys Corp.
           Sr. Notes
           11.75%, 10/15/04                                   Ba3              300       346,500
      (3) Verio, Inc.
           Units
           13.50%, 6/15/04                                     B3              400       592,000
          Viasystems, Inc.
           Sr. Sub. Notes
           9.75%, 6/1/07                                       B3              250       245,000
                                                                                     -----------
                GROUP TOTAL                                                            1,737,875
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (3.2%)
          Belden & Blake Energy Co.
           Series B, Gtd. Sr. Sub. Notes
           9.875%, 6/15/07                                    N/R              200       196,000
          Bellwether Exploration Co.
           Gtd. Sr. Sub. Notes
           10.875%, 4/1/07                                     B3              350       368,375
          Canadian Forest Oil, Ltd.
           Sr. Sub. Notes
           8.75%, 9/15/07                                      B2              250       245,625
          Cliffs Drilling Co.
           Series D, Gtd. Sr. Notes
           10.25%, 5/15/03                                    N/R              250       264,375
          Dawson Production Services, Inc.
           Sr. Notes
           9.375%, 2/1/07                                      B1              450       443,250
          Dual Drilling Co.
           Gtd. Sr. Sub. Notes
           9.875%, 1/15/04                                   Baa3              250       268,125
          Energy Corp. of America
           Series A, Sr. Sub. Notes
           9.50%, 5/15/07                                      B2              250       246,250
          H.S. Resources, Inc.
           Gtd. Sr. Sub. Notes
           9.25%, 11/15/06                                     B2              250       252,500

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
          Southwest Royalties, Inc.
           Series B, Gtd. Sr. Notes
           10.50%, 10/15/04                                  Caa2        $     250   $   207,500
          TransAmerican Energy Corp.
           Series B, Sr. Secured Notes
           11.50%, 6/15/02                                     B3              200       189,750
          Wiser Oil Co.
           Gtd. Sr. Sub. Notes
           9.50%, 5/15/07                                      B2              250       233,125
                                                                                     -----------
                GROUP TOTAL                                                            2,914,875
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (2.7%)
          American Skiing Co.
           Series B, Sr. Sub. Notes
           12.00%, 7/15/06                                     B3              200       224,500
          Bally Total Fitness Holding Corp.
           Series B Sr. Sub. Notes
           9.875%, 10/15/07                                    B3              250       257,500
          Booth Creek Ski Holdings, Inc.
           Series B, Sr. Sub. Notes
           12.50%, 3/15/07                                   Caa1              250       270,000
          Cinemark U.S.A., Inc.
           Series D, Sr. Sub. Notes
           9.625%, 8/1/08                                     N/R              200       206,000
          Genmar Holdings, Inc.
           Series A, Sr. Sub. Notes
           13.50%, 7/15/01                                   Caa2              500       500,000
          PTI Holdings, Inc.
           Sub. Notes
           0.00%, 12/17/02                                    N/R              507       593,091
          Premier Cruises, Ltd.
           Sr. Notes
           11.00%, 3/15/08                                   Caa2              250       166,875
      (3) Production Resource Group, L.L.C./PRG Finance
           Group,
           Gtd. Sr. Sub. Notes
           11.50%, 1/15/08                                   Caa2              250       241,875
                                                                                     -----------
                GROUP TOTAL                                                            2,459,841
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.2%)
      (2) Westfed Holdings
           Sr. Debentures
           15.50%, 9/15/99                                    N/R              250       225,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.8%)
          AmeriServ Food Distribution, Inc.
           Gtd. Sr. Notes
           8.875%, 10/15/06                                    B1              250       251,875
          Archibald Candy Corp.
           Gtd. Sr. Secured Notes
           10.25%, 7/1/04                                      B2              250       265,625
          Fleming Companies, Inc.
           Series B, Gtd. Sr. Sub. Notes
           10.50%, 12/1/04                                     B3              200       206,500
                                                                                     -----------
                GROUP TOTAL                                                              724,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
HEALTH CARE (0.7%)
      (3) Insight Health Services Corp.
           Gtd. Sr. Sub. Notes
           9.625%, 6/15/08                                     B3              350       349,125
                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
          Integrated Health Services, Inc.
           Sr. Sub. Notes
           9.25%, 1/15/08                                      B2        $     250   $   259,375
                                                                                     -----------
                GROUP TOTAL                                                              608,500
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (3.1%)
          Atlantis Group, Inc.
           Sr. Notes
           11.00%, 2/15/03                                     B2              250       263,750
      (3) Golden Ocean Group, Ltd.
           Gtd. Sr. Notes
           10.00%, 8/31/01                                     B3              513       404,629
          Haynes International, Inc.
           Sr. Notes
           11.625%, 9/1/04                                     B3              250       277,187
      (8) IHF Holdings, Inc.
           Series B, Sr. Sec. Discount Notes
           0.00%, 11/15/04                                   Caa2              250       213,125
          MVE, Inc.
           Sr. Secured Debentures
           12.50%, 2/15/02                                     B3              440       447,150
          Park-Ohio Industries, Inc.
           Sr. Sub. Notes
           9.25%, 12/1/07                                      B2              200       204,000
          SRI Receivables Purchase Co., Inc.
           Series B, Notes
           12.50%, 12/15/00                                   N/R              500       527,500
          Specialty Equipment Companies, Inc.
           Sr. Sub. Notes
           11.375%, 12/1/03                                    B3              450       481,500
                                                                                     -----------
                GROUP TOTAL                                                            2,818,841
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (2.5%)
          Algoma Steel, Inc.
           Yankee First Mortgage Notes
           12.375%, 7/15/05                                    B1              250       278,750
          Gulf States Steel, Inc.
           First Mortgage Notes
           13.50%, 4/15/03                                     B1              250       252,500
          Metallurg, Inc.
           Series B, Gtd. Sr. Notes
           11.00%, 12/1/07                                     B3              250       261,250
          NS Group, Inc.
           Gtd. Sr. Secured Debentures
           13.50%, 7/15/03                                    Ba2              150       165,375
          Republic Engineered Steel, Inc.
           First Mortgage Bonds
           9.875%, 12/15/01                                  Caa1              250       245,000
          Sheffield Steel Corp.
           Series B, First Mortgage Bonds
           11.50%, 12/1/05                                    N/R              250       257,500
          WCI Steel, Inc.
           Series B, Sr. Secured Notes
           10.00%, 12/1/04                                     B2              250       255,625
          Weirton Steel Corp.
           Sr. Notes
           11.375%, 7/1/04                                     B2              300       319,500

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
          Wheeling-Pittsburg Corp.
           Sr. Notes
           9.25%, 11/15/07                                     B2        $     250   $   256,250
                                                                                     -----------
                GROUP TOTAL                                                            2,291,750
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (2.6%)
          AEP Industries, Inc.
           Sr. Sub. Notes
           9.875%, 11/15/07                                    B2              400       416,000
          BWAY Corp.
           Gtd. Sr. Sub. Notes
           10.25%, 4/15/07                                     B2              150       162,750
          Container Corp. of America
           Gtd. Sr. Notes
           9.75%, 4/1/03                                       B1              250       268,750
      (8) Crown Packaging
           Enterprises Ltd.
           Yankee Sr. Secured Discount Notes
           0.00%, 8/1/06                                      Ca1              775        11,625
          Gaylord Container Corp.
           Series B, Sr. Notes
           9.75%, 6/15/07                                      B3              250       248,125
          Plastic Containers, Inc.
           Series B, Sr. Secured Notes
           10.00%, 12/15/06                                    B1              250       268,750
          Radnor Holdings, Corp.
           Series B, Gtd. Sr. Notes
           10.00%, 12/1/03                                     B2              400       417,000
          Riverwood International Corp.
           Gtd. Sr. Sub. Notes
           10.875%, 4/1/08                                   Caa1              250       253,125
          Stone Container Finance Co.
           Yankee Gtd. Sr. Notes
           11.50%, 8/15/06                                     B2              250       269,062
                                                                                     -----------
                GROUP TOTAL                                                            2,315,187
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.1%)
          Ainsworth Lumber Co. Ltd.
           Yankee Sr. Secured Notes
           12.50%, 7/15/07                                     B3              250       268,437
          Mail-Well Corp.
           Sr. Sub. Notes
           10.50%, 2/15/04                                     B2              500       535,625
          Malette, Inc.
           Yankee Sr. Secured Debentures
           12.25%, 7/15/04                                    Ba3              150       166,500
                                                                                     -----------
                GROUP TOTAL                                                              970,562
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (1.6%)
          Ampex Corp.
           Series B, Sr. Notes
           12.00%, 3/15/03                                    N/R              250       260,000
      (8) InterAct Systems, Inc.
           Sr. Discount Notes
           0.00%, 8/1/03                                      N/R              400       160,500
          Level 3 Communications, Inc.
           Sr. Notes
           9.125%, 5/1/08                                      B3              175       170,188
      (8) Liberty Group Publishing, Inc.
           Sr. Discount Debentures
           0.00%, 2/1/09                                     Caa1              300       182,625
                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
   (3)(4) Mentus Media Corp.
           Units
           12.00%, 2/1/03                                     N/R        $     350   $   350,875
      (3) Tri-State Outdoor Media Group, Inc.
           Sr. Notes
           11.00%, 5/15/08                                    N/R              300       303,000
                                                                                     -----------
                GROUP TOTAL                                                            1,427,188
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (4.9%)
          American Restaurant Group, Inc.
           Gtd. Sr. Secured Notes
           11.50%, 2/15/03                                     B3              250       257,187
          Casino America, Inc.
           Gtd. Sr. Notes
           12.50%, 8/1/03                                      B1              250       282,500
          Casino Magic of Louisiana, Corp.
           Series B, Gtd. First Mortgage Notes
           13.00%, 8/15/03                                     B3              600       694,500
          Colorado Gaming & Entertainment, Co.
           Gtd. Sr. Notes
           12.00%, 6/1/03                                     N/R              443       477,445
          Elsinore Corp.
           Second Mortgage Notes
           13.50%, 8/20/01                                    N/R               52        52,000
          Friendly Ice Cream Corp.
           Gtd. Sr. Notes
           10.50%, 12/1/07                                     B1              250       263,750
          HMC Acquisition Properties
           Series B, Gtd. Sr. Notes
           9.00%, 12/15/07                                    N/R              450       489,375
          Hollywood Park, Inc.
           Series B Gtd. Sr. Sub. Notes
           9.50%, 8/1/07                                       B2              200       206,250
          Horseshoe Gaming L.L.C.:
           Series B, Sr. Sub. Notes
           9.375%, 6/15/07                                     B3              500       527,500
           Series B, Gtd. Sr. Notes
           12.75%, 9/30/00                                     B1              375       416,250
          Mohegan Tribal Gaming Authority
           Series B, Sr. Secured Notes
           13.50%, 11/15/02                                   Ba1              200       257,750
          Prime Hospitality Corp.
           Secured First Mortgage Notes
           9.25%, 1/15/06                                     Ba2              250       265,000
          Waterford Gaming L.L.C./ Waterford Gaming
           Finance Corp. Sr. Notes
           12.75%, 11/15/03                                   N/R              189       208,609
                                                                                     -----------
                GROUP TOTAL                                                            4,398,116
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (3.5%)
   (3)(8) Advance Holding Corp.
           Sr. Discount Debentures
           0.00%, 4/15/09                                    Caa2              350       207,812
      (3) Advance Stores Co., Inc.
           Gtd. Sr. Sub. Notes
           10.25%, 4/15/08                                   Caa1              150       155,437

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
          Brylane L.P.
           Series B, Gtd. Sr. Sub. Notes
           10.00%, 9/1/03                                      B1        $     500   $   526,250
      (3) County Seat Stores, Inc.
           Units
           12.75%, 11/1/04                                    N/R              250       256,250
          Dairy Mart Convenience Stores, Inc.
           Sr. Sub. Notes
           10.25%, 3/15/04                                     B3              251       249,745
          Great American Cookie Co.
           Series B, Sr. Secured Debentures
           10.875%, 1/15/01                                    B3              500       517,500
          Jitney-Jungle Stores of America, Inc.:
           Gtd. Sr. Notes
           12.00%, 3/1/06                                      B2              250       281,250
           Gtd. Sr. Sub. Notes
           10.375%, 9/15/07                                   N/R              250       266,875
          K Mart Corp.
           Debentures
           7.75%, 10/1/12                                     Ba2              200       201,250
          Pantry, Inc.
           Gtd. Sr. Sub. Notes
           10.25%, 10/15/07                                    B3              300       305,250
          Pathmark Stores, Inc.
           Sr. Sub. Notes
           9.625%, 5/1/03                                    Caa1              100       101,250
                                                                                     -----------
                GROUP TOTAL                                                            3,068,869
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (15.3%)
          Advanced Radio Telecommunications Corp.
           Sr. Notes
           14.00%, 2/15/07                                   Caa2              250       265,000
      (3) Bell Technology Group
           Units
           13.00%, 5/1/05                                     N/R              250       255,000
          Concentric Network Corp.
           Sr. Notes
           12.75%, 12/15/07                                   N/R              250       265,000
      (3) Convergent
           Communications, Inc.
           Units
           13.00%, 4/1/08                                     N/R              250       250,000
   (3)(8) DTI Holdings, Inc.
           Units
           0.00%, 3/1/08                                      N/R              300       159,750
   (3)(8) Dolphin Telecom plc
           Sr. Discount Notes
           0.00%, 6/1/08                                     Caa1              250       142,187
      (8) E. Spire Communications, Inc.
           Sr. Discount Notes.
           0.00%, 11/1/05                                     N/R              500       415,000
      (3) Exodus Communications Inc.
           Sr. Notes
           11.25%, 7/1/08                                     N/R               50        50,062
      (8) Echostar Satellite
           Broadcasting Corp.
           Sr. Secured Discount Notes 0.00%, 3/15/04           B3              250       229,687
   (3)(8) Focal Communications Corp.
           Sr. Discount Notes
           0.00%, 2/15/08                                     N/R              200       121,500
                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
   (3)(8) GST Telecommunications, Inc.
           Conv. Sr. Sub. Discount Notes
           0.00%, 12/15/05                                    N/R        $     100   $    80,625
      (8) GST USA, Inc.
           Gtd. Sr. Discount Notes
           0.00%, 12/15/05                                    N/R              800       647,000
          Geotek Communications, Inc.
           Conv. Sr. Sub. Notes
           12.00%, 2/15/01                                   Caa2              350         7,000
          Globalstar, L.P./Globalstar
           Capital Corp.
           Sr. Notes
           10.75%, 11/1/04                                     B3              300       287,250
          ICG Holdings, Inc.
           Grd. Sr. Exchange Discount Notes
   (3)(8)  0.00%, 3/15/07                                     N/R            1,000       735,000
           Gtd. Sr. Discount Notes
      (8)  0.00%, 9/15/05                                     N/R              350       299,250
   (3)(8) ICG Services, Inc.
           Gtd. Sr. Discount Notes
           0.00%, 5/1/08                                      N/R              250       148,437
          Intermedia Communications, Inc.
      (8) Series B, Sr. Discount Notes
           0.00%, 7/15/07                                      B2              300       219,750
          Series B, Sr. Notes
           8.875%, 11/1/07                                     B2              150       153,375
          Iridium Operating L.L.C./ Iridium Capital
           Corp.
           Series C/EN, Gtd. Sr. Notes
           11.25%, 7/15/05                                     B3              250       250,625
          Jacor Communications, Inc.
           Gtd. Sr. Sub Notes
           8.00%, 2/15/10                                      B2              250       251,250
      (8) Jordan Telecommunications Products, Inc.
           Series B Sr. Discount Notes
           0.00%, 8/1/07                                      N\R              250       207,500
      (3) Long Distance International, Inc.
           Units
           12.25%, 4/15/08                                    N/R              500       502,500
      (8) McCaw International Ltd.
           Sr. Discount Notes
           0.00%, 4/15/07                                    Caa1              750       495,000
          McLeod USA, Inc.:
      (8)  Sr. Discount Notes
           0.00%, 3/1/07                                       B2              100        74,500
           Sr. Notes
           9.25%, 7/15/07                                      B2              200       207,000
   (3)(8) MetroNet
           Communications Corp.
           Sr. Discount Notes:
           0.00%, 11/1/07                                      B3              350       232,750
           0.00%, 6/15/08                                      B3              250       154,063
          NEXTLINK Communications, Inc.
           Sr. Notes
           12.50%, 4/15/06                                     B3              100       115,750
   (3)(8) Nextel Communications, Inc.
           Sr. Discount Notes
           0.00%, 2/15/08                                      B2              900       576,000
          Orion Network Systems, Inc.
           Gtd. Sr. Notes
           11.25%, 1/15/07                                     B2              250       286,250

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) Pagemart Nationwide, Inc.
           Sr. Discount Notes
           0.00%, 2/1/05                                       B3        $     750   $   667,500
          Petersburg Long Distance, Inc.:
   (3)(8)  Units
           0.00%, 6/1/04                                      N/R              560       518,000
           Conv. Sub. Notes
           9.00%, 6/1/06                                      N/R               80        83,600
   (3)(8) Pinnacle Holdings Inc.
           Sr. Discount Notes
           0.00%, 3/15/08                                     N/R              100        65,500
      (8) Price Communications Corp./ Price
           Communications Cellular Holdings, Inc.
           Sr. Discount Notes
           0.00%, 8/1/07                                     Caa1              350       244,125
      (3) Price Communications Wireless, Inc.
           Sr. Secured Notes
           9.125%, 12/15/06                                   Ba3              100        99,750
      (8) Qwest Communications International, Inc.
           Sr. Discount Notes
           0.00%, 10/15/07                                    Ba1              250       187,813
      (8) RCN Corp.
           Series B, Sr. Discount Notes
           0.00%, 2/15/08                                      B3              300       182,250
          RSL Communications plc
           Gtd. Sr. Notes
           9.125%, 3/1/08                                      B3              250       242,500
   (3)(8) Rhythms Netconnections
           Units
           0.00%, 5/15/08                                     N/R              500       245,000
          Sprint Spectrum L.P./Sprint Spectrum Finance
           Corp.
           Sr. Notes
           11.00%, 8/15/06                                    Ba2              450       517,500
          Star Choice Communications, Inc.
           Yankee Sr. Notes.
           13.00%, 12/15/05                                    B3              200       204,250
      (3) Startec Global
           Communications Corp.
           Units
           12.00%, 5/15/08                                    N/R              350       343,875
          T/SF Communications Corp.,
           Series B, Gtd. Sr. Sub. Notes
           10.375%, 11/1/07                                    B3              250       255,625
          TCI Satellite Entertainment, Inc.:
      (8)  Sr. Sub. Discount Notes
           0.00%, 2/15/07                                    Caa1              150       101,625
           Sr. Sub. Notes
           10.875%, 2/15/07                                  Caa1              300       298,500
          Talton Holdings, Inc.
           Series B, Gtd. Sr. Notes
           11.00%, 6/30/07                                     B2              250       269,375
      (8) Teleport Communications Group, Inc.
           Sr. Discount Notes
           0.00%, 7/1/07                                     Baa3              550       473,000
                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------

      (8) USN Communications Inc.
           Series B, Sr. Discount Notes
           0.00%, 8/15/04                                    Caa1        $     205   $   161,694
          Western Wireless Corp.
           Sr. Sub. Notes
           10.50%, 2/1/07                                      B3              250       268,750
      (8) WinStar Communications, Inc.
           Sr. Discount Notes
           0.00%, 10/15/05                                   Caa1              400       335,500
                                                                                     -----------
                GROUP TOTAL                                                           13,849,793
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (0.3%)
          Maxim Group, Inc.
           Series B, Gtd. Sr. Sub. Notes
           9.25%, 10/15/07                                     B2              250       255,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.2%)
          AirTran Airlines, Inc.
           Gtd. Sr. Secured Notes
           10.50%, 4/15/01                                     B2              500       497,500
      (3) Cenargo International plc
           First Priority Ship Mortgage Notes
           9.75%, 6/15/08                                     Ba3              100        97,875
      (3) Ermis Maritime Holdings Ltd.
           Units
           12.50%, 3/15/06                                     B3              275       272,250
      (3) Trans World Airlines, Inc.
           Sr. Notes
           11.375%, 3/1/06                                   Caa1              250       249,063
                                                                                     -----------
                                                                                       1,116,688
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
WASTE MANAGEMENT (0.3%)
          Allied Waste North America, Inc.
           Gtd. Sr. Sub. Notes
           10.25%, 12/1/06                                     B2              250       275,313
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $57,595,095)                                                                  57,697,581
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
          Asset Securitization Corp.
           Series 1996-MD6, Class A6
           7.10%, 11/13/26                                   Baa2              230       241,033
          Drexel, Burnham & Lambert
           Trust REMIC-PAC, Series S, Class 2
           9.00%, 8/1/18                                      Aaa              517       517,308
                                                                                     -----------
                GROUP TOTAL                                                              758,341
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $767,294)                                                                        758,341
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                           Face
                                                            Moody's       Amount        Value
                                                            Ratings        (000)     (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (2.4%)
--------------------------------------------------------------------------------------------
-----------------
          Green Tree Financial Corp. Manufactured
           Housing
           Installment Sale Contracts:
           Series 1995-6, Class A3
           6.65%, 9/15/26                                     Aaa        $     410   $   411,025
           Series 1993-4, Class B1
           7.20%, 1/15/19                                    Baa3            1,043     1,046,577
          Merrill Lynch Home Equity Acceptance Trust
           Series 1994-A, Class A-2
           6.438%, 7/17/22                                     A3              554       551,144
          Nationscredit Grantor Trust,
           Boat Retail Installment Sale Contracts
           Series 1996-1, Class A
           5.85%, 9/15/11                                     Aaa              136       135,231
                                                                                     -----------
                GROUP TOTAL                                                            2,143,977
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $2,253,633)                                                                    2,143,977
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                         Shares/Units
--------------------------------------------------------------------------------------------
-----------------
COMMON STOCKS (2.3%)
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.0%)
      (1) Pegasus Communications Corp.                                       1,128        23,688
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.0%)
          OpTel, Inc.                                                          250             3
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
      (1) Coinstar, Inc.                                                     4,196        38,813
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (1)(5) Westfed Holdings, Inc.
           Class B (acquired 9/20/88, $127)                                  4,223             0
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.6%)
   (1)(5) Dr. Pepper Bottling Holdings, Inc.
           Class A (acquired 10/21/88, cost $40,500)                        45,000     1,440,000
      (1) Specialty Foods Corp.                                             22,500         1,125
                                                                                     -----------
                GROUP TOTAL                                                            1,441,125
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.2%)
(1)(5)(7) CIC I Acquisition Corp.
           (acquired 10/18/89, cost $1,076,715)                              2,944       200,192
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
          Sheffield Steel Corp.                                              2,500        10,625
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                                        Value
                                                                         Shares/Units (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
PACKAGING\CONTAINERS (0.0%)
      (1) Crown Packaging Enterprises Ltd.                                 100,848   $     1,008
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.3%)
      (1) Mail-Well, Inc.                                                    3,550        76,990
   (1)(3) Mail-Well, Inc.                                                    7,102       154,025
                                                                                     -----------
                GROUP TOTAL                                                              231,015
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.1%)
      (1) Casino America Inc.                                                4,982        17,126
      (1) Colorado Gaming & Entertainment, Co.                               8,822        48,521
          Elsinore Corp.                                                     6,178         9,652
      (1) Motels of America, Inc.                                              250         4,250
                                                                                     -----------
                GROUP TOTAL                                                               79,549
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (0.0%)
   (1)(5) Jewel Recovery L.P.
           (acquired 7/30/93, cost $0)                                      33,040             0
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.1%)
          Intermedia Communications, Inc.                                      374        15,661
          Nextel Communications, Inc. Class A                                  774        19,205
      (1) Pagemart Nationwide, Inc.                                          3,500        31,500
                                                                                     -----------
                GROUP TOTAL                                                               66,366
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,379,638)                                                                    2,092,384
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (4.3%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.4%)
      (1) GPA Group plc 7% Second Preference Cum. Conv.                    650,000       370,500
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.8%)
          Granite Broadcasting Corp.
           12.75% Cum. Exchangeable                                             11        12,595
          Source Media, Inc.
           13.5% Units                                                       4,135       119,915
      (1) Spanish Broadcasting System, Inc.
           14.25% Cum. Exchangeable                                          5,710       605,260
                                                                                     -----------
                GROUP TOTAL                                                              737,770
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (1.8%)
          Adelphia Communications Corp.
           13% Cum. Exchangeable, Series B                                   2,500       297,500
      (3) Intermedia Communications, Inc.
           7% Jr. Convertible, Series E                                     15,000       551,250
          NEXTLINK Communications, Inc.
           14% Cum. Exchangeable                                             7,127       445,438

    The accompanying notes are an integral part of the financial statements.

                                                                                        Value
                                                                         Shares/Units (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
          NTL, Inc.
           13% Exchangeable                                                      1   $     1,304
          Nextel Communications, Inc.
           13% Exchangeable, Series D                                          273       308,490
                                                                                     -----------
                                                                                       1,603,982
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
          Renaissance Cosmetics, Inc.
           14% Cumulative                                                        4            39
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
(1)(5)(7) West Fed Holdings, Inc.
           Class A (acquired 9/20/88-6/18/93, cost
           $1,203,480)                                                      14,246        14,246
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.7%)
      (1) SD Warren Co.
           14% Cum. Exchangeable, Series B                                  13,000       650,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.4%)
          Primedia, Inc.
           10% Cum. Exchangeable, Series D                                   3,500       363,125
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
          AmeriKing, Inc.
           13% Cum. Exchangable                                              5,865       158,355
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $4,014,276)                                                                    3,898,017
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
RIGHTS (0.1%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Terex Corp. Expiring 5/15/02 (Cost $0)                             2,000        46,000
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
WARRANTS (1.1%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Advanced Radio Telecommunications Corp.
           expiring 2/15/07                                                  3,750        45,938
      (1) American Telecasting, Inc.
           expiring 6/23/99                                                    350             0
      (1) Ampex Corp.
           expiring 3/15/03                                                  8,500        13,345
      (1) Australis Holdings Pty Ltd.
           expiring 10/30/01                                                   250             2
      (1) Australis Media Ltd.
           expiring 5/15/00                                                    225             1
      (1) Boomtown, Inc.
           expiring 11/1/98                                                    500             5
      (1) CHC Helicopter Corp.
           expiring 12/15/00                                                 2,000         6,000
      (1) Casino America, Inc.
           expiring 5/3/01                                                     882             9
      (1) Central Bank of Nigeria                                              500             0
   (1)(7) Chi Energy, Inc.:
           Series B, expiring 11/8/03                                        3,790         9,100
      (1)  Series C, expiring 11/8/05                                        2,459         5,904
                                                                                        Value
                                                                         Shares/Units (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (1) Concentric Network Corp.                                             250   $    26,250
   (1)(7) Consolidated Hydro, Inc.
           expiring 12/31/03                                                 2,700             0
      (1) County Seat Stores, Inc.
           expiring 10/15/98                                                   500             5
      (1) Crown Packaging Holdings, Ltd.
           expiring 11/1/03                                                  1,000           500
      (1) DIVA Systems Corp.
           expiring 5/15/06                                                    900       207,000
      (1) Dairy Mart Convenience Stores, Inc.
           expiring 12/1/01                                                  4,172         2,086
      (1) E. Spire Communications, Inc.                                      1,000       110,000
      (1) Elsinore Corp.
           expiring 10/8/98                                                  5,329             0
      (1) Golden Ocean Group, Ltd.
           expiring 8/31/01                                                    342         3,078
      (1) Great American Cookie Co.
           expiring 1/30/00                                                     90           900
      (1) Hemmeter Enterprises, Inc.
           expiring 12/15/99                                                 3,000             0
      (1) IntelCom Group, Inc.
           expiring 9/1/05                                                   1,155        30,030
      (1) Interact Systems, Inc.
           expiring 8/1/03                                                     400             0
      (1) Intermedia Communications, Inc.
           expiring 6/1/00                                                     300        46,500
      (1) McCaw International Ltd.
           expiring 4/15/07                                                    750         3,750
      (1) NEXTLINK Communications, Inc.
           expiring 2/1/09                                                   6,000             0
      (1) Nextel Communications, Inc.
           expiring 4/25/99                                                    500           580
      (1) Orion Network Systems, Inc.
           expiring 1/31/07                                                    250         4,000
      (1) Price Communications Corp.
           expiring 8/1/07                                                   1,204        12,040
      (1) SD Warren Co.
           expiring 12/15/06                                                 8,000        40,000
      (1) Signature Brands Ltd.
           expiring 8/15/02                                                    500             0
      (1) Source Media, Inc.
           expiring 11/1/07                                                  2,235            22
      (1) Spanish Broadcasting System:
           expiring 6/30/99                                                    500       245,000
      (1) Star Choice
           Communications, Inc.                                              4,632         7,871
      (1)  Expiring 6/29/99                                                    500       102,500
      (1) USN Communications, Inc.
           expiring 10/15/04                                                 3,050        36,600
      (1) United International Holdings
           expiring 11/15/99                                                   600         7,200
      (1) Wright Medical Technology
           expiring 6/30/03                                                    206        20,588
                                                                                     -----------
                GROUP TOTAL                                                              986,804
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $869,640)                                                                        986,804
                                                                                     -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                                Face
                                                            Moody's            Amount            Value
                                                            Ratings            (000)          (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
SHORT-TERM INVESTMENTS (1.6%)
          FHLB Discount Corp
           Zero Coupon,
           7/1/98 (Cost $1,480,000)                           N/R        $            1,480   $ 1,480,000
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $68,359,576)                                                                           69,103,104
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
FOREIGN INCOME SECURITIES (20.4%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (4.0%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (0.5%)
          CIA Internacional Telecomunicacoes
           Sr. Notes
           10.375%, 8/1/04                                    N/R             ARP       300       249,412
      (3) Disco S.A.
           Notes
           9.875%, 5/15/08                                    Ba3             USD       250       236,250
                                                                                              -----------
                                                                                                  485,662
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (1.2%)
          Arisco Produtos Alimenticios S.A.
           Gtd. Notes
           10.75%, 5/22/05                                    N/R             USD       280       252,000
          Cia. Petroleo Ipiranga S.A.
           Sr. Unsub. Notes
           10.625%, 2/25/02                                   N/R             USD       600       606,358
          Petroleo Brasileiro S.A.
           Debentures
           8.25%, 4/5/01                                       B1             USD       220       216,425
                                                                                              -----------
                                                                                                1,074,783
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
KAZAKHSTAN (0.2%)
          Kazkommerts International BV
           Gtd. Structured Notes
           11.25%, 5/8/01                                      B2             USD       225       202,500
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (2.1%)
          AO Sibneft
           Loan Participation Notes
           Notes 9.691%, 8/15/00                              N/R             USD     1,675     1,455,156
      (3)  Zero Coupon, 9/18/98                               N/R             USD       250       240,988
      (3) Mosenergo Finance B.V.
           Gtd. Notes
           8.375%, 10/9/02                                    N/R             USD       260       174,642
                                                                                              -----------
                                                                                                1,870,786
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,312,345)                                                                             3,633,731
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (16.4%)
--------------------------------------------------------------------------------------------
-----------------
ALGERIA (0.2%)
          Republic of Algeria
           Loan Participation Agreements
           6.25%, 5/4/00                                      N/R             USD       235       219,138
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------

                                                                                Face
                                                            Moody's            Amount            Value
                                                            Ratings            (000)          (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (3.2%)
          Republic of Argentina:
           Debentures
           6.625%, 3/31/05                                    Ba3             USD       475   $   418,309
      (9)  Bocon PRO1 Notes
           3.11%, 4/1/07                                      Ba3             USD       300       255,788
           Secured Par Bonds,
           Series L-GP
           5.75%, 3/31/23                                     Ba3             USD     2,950     2,186,688
                                                                                              -----------
                                                                                                2,860,785
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (2.5%)
          Federal Republic of Brazil:
           MYDFA Trust Certificates
           6.563%, 9/15/07                                    N/R             USD     1,418     1,225,017
           Discount Bonds
           6.625%, 4/15/24                                     B1             USD       335       257,950
          Banco Nacional de Desenvolvimento Economico e
           Social
           Notes
           10.30%, 6/16/08                                     B1             USD       800       790,000
                                                                                              -----------
                                                                                                2,272,967
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
BULGARIA (0.9%)
   (3)(8) Republic of Bulgaria:
           Front Loaded Interest Reduction Bonds,
           Series A
           2.25%, 7/28/12                                      B2             USD       750       451,875
      (9)  Discount Bonds, Series A
           6.563%, 7/28/24                                     B2             USD       415       325,775
                                                                                              -----------
                                                                                                  777,650
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
COLOMBIA (0.4%)
          Republic of Colombia
           Notes
           8.625%, 4/1/08                                    Baa3             USD       340       322,575
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
ECUADOR (0.5%)
          Republic of Ecuador:
      (8)  Par Bonds
           3.50%, 2/28/25                                      B1             USD       380       206,676
      (9)  Discount Bonds
           6.625%, 2/28/25                                     B1             USD       310       218,736
                                                                                              -----------
                                                                                                  425,412
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
HUNGARY (0.2%)
          Hungarian Republic
           Bonds
           16.50%, 4/12/99                                    N/R             HUF    49,140       223,803
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
IVORY COAST (0.2%)
      (8) Republic of the Ivory Coast
           Front Loaded Interest Reduction Bonds
           2.00%, 3/29/18                                     N/R            FRF      4,050       214,357
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                Face
                                                            Moody's            Amount            Value
                                                            Ratings            (000)          (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
KOREA (0.5%)
          Republic of Korea
           Bonds:
           8.75%, 4/15/03                                     Ba1             USD       230   $   215,625
           8.87%, 4/15/08                                     Ba1             USD       240       216,900
                                                                                              -----------
                                                                                                  432,525
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
MEXICO (3.3%)
           United Mexican States:
           Certificates de Tesoreria:
           Zero Coupon, 4/8/99                                N/R              MXP      260       239,257
           Zero Coupon, 5/6/99                                N/R              MXP      300       272,864
      (9)  Discount Bonds, Series B
           6.477%, 12/31/19                                   Ba2             USD       500       450,000
           Secured Par Bonds, Series W-A
           6.25%, 12/31/19                                    Ba2             USD     2,000     1,593,798
           Secured Par Bonds, Series W-B
           6.25%, 12/31/19                                    Ba2             USD       520       414,387
                                                                                              -----------
                                                                                                2,970,306
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
POLAND (1.5%)
          Republic of Poland:
      (9)  Discount Bonds
           6.688%, 10/27/24                                  Baa3             USD       460       453,675
      (8)  Par Bonds
           3.00%, 10/27/24                                   Baa3             USD       520       341,250
      (8)  Revolving Short-Term Agreement Bonds
           3.75%, 10/27/24                                   Baa3             USD       820       597,575
                                                                                              -----------
                                                                                                1,392,500
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (2.4%)
          Bank of Foreign Economic Affairs of the USSR:
           (Vnesheconombank)
           3.313%, 12/15/20                                   N/R             USD       870       397,068
      (9)  6.625%, 12/15/15                                   N/R             USD     2,124     1,151,395
      (3)  Russian Federation,
           Ministry of Finance
           Bonds
           11.75%, 6/10/03                                    N/R             USD       680       584,800
                                                                                              -----------
                                                                                                2,133,263
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
TURKEY (0.2%)
          Republic of Turkey
           Treasury Bills
           Zero Coupon, 2/17/99                               N/R            TRL 88,000,000       219,297
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
VENEZUELA (0.4%)
          Republic of Venezuela
           Debt Conversion Bonds, Series DL
           6.625%, 12/18/07                                    B1             USD       238       194,643
                                                                                Face
                                                            Moody's            Amount            Value
                                                            Ratings            (000)          (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8)  Front Loaded Interest
           Reduction Bonds, Series A
           6.625%, 3/31/07                                     B1             USD       214   $   176,784
                                                                                              -----------
                                                                                                  371,427
                                                                                              -----------
                GROUP TOTAL                                                                    14,836,005
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $14,900,333)                                                                           14,836,005
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN INCOME SECURITIES
  (Cost $18,212,678)                                                                           18,469,736
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (96.8%)
  (Cost $86,572,254)                                                                           87,572,840
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
LIABILITIES IN EXCESS OF OTHER
ASSETS (3.2%)
                                                                                                2,868,399
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
          Applicable to 8,454,140 issued and outstanding $.001 par value shares (authorized
           100,000,000 shares)                                                                $90,441,239
                                                                                              -----------
                                                                                              -----------
--------------------------------------------------------------------------------------------
-----------------
N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
TBA--Security is subject to delayed delivery.
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind. Market value includes accrued interest.
 (5)  Restricted as to private and public resale. Total cost of restricted securities at June 30, 1998 aggregated $2,320,822. Total market value of restricted securities owned at June 30, 1998
      $1,654,438 or 1.8% of net assets.
 (6)  All or a portion of this security was pledged as collateral for delayed delivery.
 (7)  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by Board of Directors.
 (8)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (9)  Floating Rate--The interest rate changes on these instruments based upon a designated base rate.
      The rates shown are those in effect at June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               June 30,
                                                                                      1998
                                                                               (Unaudited)
------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
     (Cost $86,572,254) (Note A-1)..........................................   $87,572,840
    Receivables:
      Interest (Note A-6)...................................................     1,437,789
      Investments Sold......................................................     2,392,155
      Unrealized gain on receivable Forward FX..............................         5,672
    Other Assets............................................................        20,802
------------------------------------------------------------------------------------------
        Total Assets........................................................    91,429,258
------------------------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Investments Purchased.................................................       750,000
      Investment Advisory Fees (Note B).....................................       113,807
      Professional Fees.....................................................        43,173
      Shareholder Servicing Fees............................................        39,588
      Shareholders' Reports.................................................        24,847
      Administrative Fees (Note C)..........................................         9,733
      Custodian Fees........................................................         3,724
    Due to Custodian Bank...................................................         2,072
    Other Liabilities.......................................................         1,075
------------------------------------------------------------------------------------------
        Total Liabilities...................................................       988,019
------------------------------------------------------------------------------------------
NET ASSETS..................................................................   $90,441,239
                                                                              ------------
                                                                              ------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.......................................    $    8,454
    Capital Paid in Excess of Par Value.....................................    89,457,023
    Undistributed Net Investment Income.....................................       872,818
    Accumulated Net Realized Loss...........................................      (901,313)
    Unrealized Appreciation on Investments and Foreign Currency
     Translations...........................................................     1,004,257
                                                                              ------------
NET ASSETS APPLICABLE TO 8,454,140 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES).......................................................   $90,441,239
                                                                              ------------
                                                                              ------------
NET ASSET VALUE PER SHARE...................................................    $    10.70
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                         Six Months
                                                                                     Ended
                                                                                  June 30,
                                                                                      1998
                                                                               (Unaudited)
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6).....................................................    $4,475,728
    Dividends (Note A-6)....................................................        41,481
------------------------------------------------------------------------------------------
      Total Income..........................................................     4,517,209
------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................................       227,374
    Administrative Fees (Note C)............................................        71,324
    Shareholders' Reports...................................................        43,780
    Professional Fees.......................................................        32,385
    Shareholder Servicing Fees..............................................        45,702
    Custodian Fees..........................................................        77,391
    Directors' Fees and Expenses............................................        19,470
    Other...................................................................        39,003
------------------------------------------------------------------------------------------
      Total Expenses........................................................       556,429
------------------------------------------------------------------------------------------
    Expense offeset (Note A-6)..............................................            --
------------------------------------------------------------------------------------------
        Net Expenses........................................................       556,429
------------------------------------------------------------------------------------------
        Net Investment Income...............................................     3,960,780
------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
    Investments.............................................................       250,568
    Foreign Currency........................................................        (1,191)
------------------------------------------------------------------------------------------
        Total Net Realized Gain.............................................       249,377
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
    Investments.............................................................      (628,948)
    Foreign Currency Translations...........................................        (1,682)
------------------------------------------------------------------------------------------
        Total Change in Unrealized Appreciation/Depreciation................      (630,630)
------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation........      (381,253)
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................    $3,579,527
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Six Months Ended
                                                                                       June 30, 1998           Year Ended
                                                                                         (Unaudited)    December 31, 1997
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................         $ 3,960,780          $ 7,538,868
    Net Realized Gain on Investments and Foreign Currency.......................             249,377            1,113,711
    Change in Unrealized Appreciation/Depreciation on Investments and Foreign
     Currency...................................................................            (630,630)           2,304,023
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................           3,579,527           10,956,602
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................          (4,332,748)          (7,418,410)
-------------------------------------------------------------------------------------------------------------------------
      Total Increase (decrease) in Net Assets...................................            (753,221)           3,538,192
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period.........................................................          91,194,460           87,656,268
-------------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $872,818 and
     $1,244,786, respectively)..................................................         $90,441,239          $91,194,460
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                        Six Months
                                             Ended                              Year Ended December 31,
                                     June 30, 1998   -----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:      (Unaudited)            1997            1996     1995Section            1994            1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF
  PERIOD...........................        $ 10.79         $ 10.37         $ 10.01          $ 9.26         $ 10.45          $ 9.80
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..........           0.32            0.89            0.91            0.95            0.95            1.04
    Net Realized and Unrealized
     Gain (Loss) on Investments....          (0.05)           0.41            0.26            0.61           (1.33)           0.66
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment
       Activities..................           0.27            1.30            1.17            1.56           (0.38)           1.70
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........          (0.36)          (0.88)          (0.81)          (0.76)          (0.62)          (1.04)
    In Excess of Net Investment
     Income........................             --              --              --              --              --           (0.01)
    Return of Capital..............             --              --              --           (0.05)          (0.19)             --
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions..........          (0.36)          (0.88)          (0.81)          (0.81)          (0.81)          (1.05)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....        $ 10.70         $ 10.79         $ 10.37         $ 10.01          $ 9.26         $ 10.45
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
  PERIOD...........................         $ 9.94         $ 10.06          $ 9.00          $ 8.88          $ 8.25          $ 9.50
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)............           4.16%          13.82%          13.27%          17.57%          (3.80)%         18.29%
    Market Value...................           3.74%          22.34%          11.03%          18.16%          (4.72)%         10.94%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (Thousands)......................        $90,441         $91,194         $87,656         $84,618         $78,252         $88,319
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets..........................           1.22%*          1.08%           1.11%           1.12%           0.99%           1.06%
Ratio of Expenses to Average Net
  Assets...........................           1.22%*          1.10%           1.11%             --              --              --
Ratio of Net Investment Income to
  Average Net Assets...............           8.71%*          8.43%           8.99%           9.80%           9.66%          10.28%
Portfolio Turnover Rate............           50.1%          119.1%           65.1%           54.5%           83.1%          128.5%
----------------------------------------------------------------------------------------------------------------------------------

 * Annualized
 # Not Annualized
 Section BEA Associates replaced CS First Boston Investment Management as the
         Fund's investment adviser effective June 13, 1995.
(1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

  Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

------------

BEA Strategic Global Income Fund, Inc. (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $229,442 (or 0.25% of net assets) at June 30, 1998. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluc-
  tuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid in capital.

B. BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and .05% of the Fund's average weekly net assets in excess of $400 million.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

Chase provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Chase is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Chase.

D. During the six months ended June 30, 1998, the Fund made purchases of $44,979,836 and sales of $62,107,725 of investment securities other than U.S. Government securities and short term investments. At June 30, 1998, the cost of investments for Federal income tax purposes was $86,572,254. Accordingly, net unrealized appreciation for Federal income tax purposes aggregated $1,000,586, of which $7,156,980 related to appreciated securities and $6,156,394 related to depreciated securities.

At December 31, 1997 the Fund had a capital loss carryforward of $1,050,925 available to offset future capital gains of which $95,231, $743,988 and $211,706 will expire on December 31, 2000, 2002 and 2003, respectively.

E. At June 30, 1998, 81.50% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the six months ended June 30, 1998.

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                             THREE MONTHS ENDED
                                ----------------------------------------------------------------------------
                                 MARCH 31, 1998       JUNE 30, 1998
                                -----------------   ------------------
Investment Income.............  $  2,309   $ 0.27   $  2,208   $  0.26
Net Investment Income.........     2,049     0.24      1,912      0.23
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................     2,428     0.29     (2,809)    (0.33)
Net Increase in Net Assets
 Resulting from
 Operations...................     4,477     0.53       (897)    (0.10)


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1997       JUNE 30, 1997            1997               1997
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,214   $ 0.26   $  2,016   $  0.24   $ 2,123   $ 0.25   $ 2,154   $ 0.25
Net Investment Income.........     1,977     0.23      1,774      0.21     1,886     0.22     1,902     0.23
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................      (491)   (0.05)     2,466      0.29     2,519     0.30    (1,076)   (0.13)
Net Increase in Net Assets
 Resulting from
 Operations...................     1,486     0.18      4,240      0.50     4,405     0.52       826     0.10

                   SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of the BEA Strategic Global Income Fund, Inc. was held on Monday, May 11, 1998, at the offices of Willkie, Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman, Jr. and William W. Priest,
          Jr.                                              6,830,758      44,095       --
2.        To ratify the selection of
          PricewaterhouseCoopers LLP as independent
          public accountants of the Fund until the next
          annual meeting.                                  6,793,279      27,103       54,472

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
---------

Pursuant to the BEA Strategic Global Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares of the Fund by The Chase Manhattan Bank, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund.

    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $1,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the market price that reflects a premium to the Fund's net asset value.

    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank, Dividend Reinvestment Department -- Retail, 4 New York Plaza, New York, NY 10004. Deliveries to any other address do not constitute valid delivery.

    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.

    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.

    You may obtain a refund of any voluntary payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.

    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.

    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.

    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, Customer Service Department, 4 New York Plaza, New York, NY 10004. Be sure to include a reference to BEA Strategic Global Income Fund, Inc. or you may call (800) 428-8890.